EXHIBIT 32


                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. Section 1350, that:

     (1) The accompanying Rimage Corporation Annual Report on Form 10-K for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2003                             /s/  Bernard P. Aldrich
                                           President and Chief Executive Officer

                                           /s/  Robert M. Wolf
                                           Chief Financial Officer